NOTARY STAMP	Notary Stamp
Ricardo Olivares Pizarro	Signature

Index No. 1316.- jta

AMENDMENT MINERA POLYMET LIMITADA

TO

COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA

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In Vallenar, Republic of Chile, on December 9, 2013, appearing before me, RICARDO OLIVARES PIZARRO, Lawyer, Notary Public and Official Registrar of Commerce and Mines, with an office at 960 calle Prat, local 14, are: KEVIN ROBERT MITCHELL, Canadian, married with totally separate assets, miner, alien identity card number 14498917-1, representing MINERA POLYMET LIMITADA, a Chilean Company in the business as identified in its name, Rol Único Tributario number 76975260-9, both with domicile at 3260 calle Baldomero Lillo, Villa Manantial de Vallenar, and INES CECILIA ALDAY ARAYA, Chilean, single, national identity card number 6061556-K, representing COMPAÑÍA MINERA ROMELIO ALDAY  LIMITADA, a company in the business as identified in its name, Rol Único Tributario number 78876160-0, both with domicile at 59 Prat, Vallenar. The parties are of legal age and have verified their identities with their respective identity cards and declare: FIRST: That on May 9, 2008, the parties entered into a Contract of Purchase and Sale of Mine Holdings by way of public document before the Notary and Registrar of Commerce and Mines of Vallenar, Ricardo Olivares Pizarro, that which was annotated in the index under number 414. SECOND: By the present

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act the parties suspend the effects of that which was agreed to in letter/b/ Parte Variable    of the fourth clause for a period of only two years from the date of the signing of the present instrument. THIRD: likewise, by this act the parties come together to agree that during the period indicated in the above clause LA COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA will receive as a bonus or royalty the amount of five percent (5%) of the liquid or net sales from minerals extracted from the holdings and that may be paid by Empresa Nacional de Minería, hereinafter referred to as “Enami”, or by any other purchaser. FOURTH: in the event that the monthly sales may be less than five hundred dollars, MINERA POLYMET LIMITADA, will guarantee a minimum monthly payment equal to this amount and from the second month hereinafter the minimum monthly payment will be one thousand dollars, the additional paid at the corresponding sale.  FIFTH: MINERAL  POLYMET  LIMITADA  may terminate that which is stipulated in the third clause of this contract by seventy days advance notice by way of certified mail, and in this event all of the effects of the conditions indicated in letter /b/ Parte  Variable of the contract, that by this act are amended, shall return. SIXTH: in all events, the  payments indicated in the third and fourth clauses will only be carried out while the mine is being exploited. SEVENTH: the remainder of the respective contract continues to be valid. EIGHTH: the legal capacity of the appearing parties is recorded in public document identified in the

Notary Stamp	376. Three hundred seventy-six
Ricardo Olivares Pizarro	Notary Stamp
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Twelfth clause of the contract of purchase and sale of mine holdings that are the object of this amendment. Conforming to the minutes drawn up by the lawyer Iván Mascareña Santana. After having read and understood, the appearing parties sign. Copy is given. Annotated in the index under number 1316. – I hereby certify.-

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KEVIN ROBERT MITCHELL

C.I.E.No 14498917-1

Representing MINERA POLYMENT LIMITADA

Signature

INES CECILIA ALDAY ARAYA

C.I.No 6061556-K

Representing COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA

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I sign and seal the present copy as a true copy of the original

Vallenar [date illegible]

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